ISI NORTH AMERICAN GOVERNMENT BOND FUND
                        CLASS A SHARES AND CLASS C SHARES

                        Supplement Dated June 28, 2004 to
                         Prospectus Dated March 1, 2004

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective July 1, 2004, the section captioned "SALES CHARGES - CLASS A SHARES -PURCHASES AT NET ASSET VALUE" on page 7 of the Prospectus is amended by replacing the entire section with the following:


PURCHASES AT NET ASSET VALUE. You may buy Class A Shares without paying a sales charge under the following circumstances:

1) If you are reinvesting some or all of the proceeds of a redemption of Class A Shares made within the last six months, provided that the amount you are reinvesting is at least $5,000.

2) If you are exchanging an investment in another ISI fund for an investment in this Fund (see the section entitled "Purchases by Exchange" for a description of the conditions).

3) If you are a current or retired Director of this or any affiliated Fund, or an employee or a member of the immediate family of an employee of any of the following or their respective affiliates: the Advisor, the Fund's administrator, or a broker-dealer authorized to sell Class A Shares.

4) If you purchase Class A Shares in a fiduciary or advisory account with a bank, bank trust department, registered investment advisory company, financial planner or securities dealer purchasing Class A Shares on your behalf. To qualify for this provision you must be paying an account management fee for the fiduciary or advisory services. You may be charged an additional fee by your securities dealer or servicing agent if you buy Class A Shares in this manner.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE